UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 13, 2006

AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50795	75-2770432
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

4450 Sojourn Drive, Suite 500
Addison, Texas
(Address of principal		75001
executive offices)		(Zip code)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.
On July 13, 2006, Affirmative Insurance Holdings, Inc. issued a press release regarding its declaration of a quarterly dividend. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of Affirmative’s filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Number	Exhibit

99.1*	Press release dated July 13, 2006
*Filed herewith.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ MARK E. PAPE

Mark E. Pape Executive Vice President and Chief Financial Officer

Date: July 17, 2006

Number	Exhibit

99.1*	Press release dated July 13, 2006
* Filed herewith